Alesco Financial Inc.’s Proposed
Merger with Cohen & Company
Investor Presentation
February 23, 2009
INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 CONTAINING THE PROXY
STATEMENT/PROSPECTUS CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN
IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION BETWEEN ALESCO FINANCIAL INC. AND COHEN BROTHERS,
LLC.  INVESTORS WILL BE ABLE TO OBTAIN THE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT INFORMATION
FILED BY ALESCO FINANCIAL INC. WITH THE SECURITIES AND EXCHANGE COMMISSION FREE OF CHARGE AT THE SEC'S WEBSITE
AT WWW.SEC.GOV OR FROM ALESCO FINANCIAL INC., ATTN: INVESTOR RELATIONS, 2929 ARCH STREET, 17TH FLOOR, PHILADELP
HIA, PENNSYLVANIA 19104.
Exhibit 99.2

Important General Information
Information set forth in this release contains forward-looking statements, which involve a number of risks and uncertainties. AFN cautions readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained or implied in the forward-looking information. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving AFN and Cohen & Company, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions and other statements that are not historical facts.
The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: factors that affect the timing or ability to complete the transactions contemplated herein; the ability of both companies to satisfy all necessary closing conditions, including obtaining a financing commitment; the risk that the business will not be integrated successfully; the risk that cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with lenders, other counterparties, or employees; competition and its effects on pricing, spending, third-party relationships and revenues; the failure of the companies to successfully execute their business plans, gain access to additional financing and the cost of capital.  Additional factors that may affect future results are contained in AFN’s filings with the SEC, which are available at the SEC’s website
www.sec.gov.

Additional Information About Merger and Where to Find it
In connection with the proposed merger, AFN will file with the SEC a Registration Statement on
Form S-4 which will include proxy statements of AFN and Cohen & Company and a prospectus of AFN.  STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS
CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL
CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.  The definitive proxy statement will be mailed to AFN's stockholders. In addition, stockholders will be able to obtain the proxy statement/prospectus and all other relevant documents filed by AFN with the
SEC free of charge at the SEC's website www.sec.gov or from Alesco Financial Inc., Attn:
Investor Relations, 2929 Arch Street, 17th Floor, Philadelphia, PA 19104.
Participants in the Solicitation
AFN’s and Cohen & Company’s directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of AFN in favor of the proposed merger.
Information about the directors and executive officers of AFN and their ownership of AFN stock is set forth in AFN’s proxy statement filed with the SEC on April 29, 2008.  Investors may obtain additional information regarding the interests of such participants by reading the proxy statement/prospectus for the proposed merger when it becomes available.  Stockholders may obtain these documents from the SEC or AFN using the contact information above.

Table of Contents
I. Transaction Overview …………………………………….. 5
II. Strategic Rationale ………………………………………... 8
III. Terms & Conditions of Merger …………………………… 11
IV. Pro Forma Combined Company …………………………. 13

I. Transaction Overview

Proposed Transaction
Transaction
On February 20, 2009, Alesco Financial Inc. (“AFN”) entered into a merger agreement with Cohen & Company (“Cohen”); Cohen is to merge with a subsidiary of AFN
Combined company to be renamed; will be publicly traded; expect to move listing to
NYSE Alternext (formerly AMEX)
Merger agreement results in AFN shareholders owning 38.5% and Cohen owning 61.5%
of the combined company, assuming full conversion of Cohen interests into AFN shares
Holders of common stock of AFN will continue to hold their shares of AFN
All stock transaction following 1 for 10 reverse split of AFN shares
Combined company expected to operate as a C-Corp for tax purposes
Valuation and
Consideration
AFN:     Approximately 6.0 million shares; following 1 for 10 reverse split of AFN shares
Cohen:  Approximately 9.6 million shares; assuming full conversion of Cohen interests into AFN shares
Closing
2    Half of 2009
Shareholder
Approval
Approval of the transaction by AFN’s shareholders; requires a quorum and the affirmative vote of a majority of those voting
Proposed Transaction
nd

Proposed Corporate Structure
AFN (i.e., the
public company)
C&C LLC (i.e., the
operating company)
Shareholders
Daniel Cohen and
other individuals
(2)
C&C
Entities
(3)
Existing AFN
Shareholders
Former Cohen
Members
(1)
61.7%
38.3%
62.4%
100%
37.6%
AFN
Entities
100%
Proposed Corporate Structure
(1) Assumes certain Cohen members in addition to Daniel Cohen do not convert their shares concurrent with closing.  For tax purposes, some may opt to remain owners at the Cohen level.
(2) In the merger, Mr. Cohen will be issued Series A preferred stock which has no economic rights, but will entitle Mr. Cohen to elect one-third of the members of AFN’s board of directors.  In 2010, Mr. Cohen may convert the Series A preferred stock into Series B preferred stock of
AFN which will have no economic right, but will entitle Mr. Cohen to vote together with the holders of AFN’s common stock on all matters presented to the common stockholders and to exercise approximately 31.5% of the total voting power on such matters.
(3)
Cohen’s business (i.e., broker-dealer, asset management, etc.) will be conducted through its subsidiaries at this level.

II. Strategic Rationale

Compelling Strategic Rationale
Internalizes
Management
Eliminates ongoing related party management fees without incurring any termination fee
Aligns interests of management with shareholders
Management
Rationalization
Move to a single management team for combined company
Enhances ability to attract and retain talented people
Operating
Strategy
Combined operations provides enhanced financial resilience, synergies and economies of scale to better manage through current market conditions
Transaction is expected to be accretive to AFN shareholders since AFN’s business model will shift from a capital investment company to an operating company with various types of revenue streams and positive cash flow from operations
Greater capital resources to pursue opportunistic initiatives in a distressed market, which may include potential acquisitions of other asset management and investment firms.
Combination creates a platform specializing in credit related fixed income trading and management and a combined company with greater capital resources to pursue opportunistic initiatives in a distressed market, which may include potential acquisitions of other asset management and investment firms
Compelling Strategic Rationale

Strategic Fit
Specialty finance company
Flexible tax-advantaged structure with ability
to employ leverage
Externally managed by Cohen
Investment firm specializing in credit related
fixed income investments
Fee-based business model with growth
potential
Expanding broker dealer platform
Manages a variety of investment vehicles
Revenue Driven by Investment Income Revenue Driven by Third Party Fee Streams
Potential capital appreciation through
enhanced growth
Comprehensive fixed income broker dealer
and asset management platform
Scalable business model
Diversification of revenue streams
Efficient operating structure
Appeals to a broader range of investors
Growth and Revenue Diversification
AFN
Cohen
Strategic Fit

III. Terms & Conditions of Merger

Terms & Conditions of Merger Agreement
Board
of Directors
Seven current independent directors of AFN, plus
Daniel Cohen and two additional individuals designated by Cohen & Company
Officers
Daniel Cohen will be Chairman and Chief Executive Officer
Christopher Ricciardi will be President
Joseph Pooler will be Chief Financial Officer
AFN Stock
Prior to the merger, AFN will effectuate a one-for-ten reverse stock split
Cash will be received in lieu of fractional shares in connection with the reverse stock split
Go-Shop Period
40 day period following date of merger agreement
AFN has the right to initiate, solicit and encourage takeover proposals
Proxy / Prospectus
As soon as practical after the signing of the merger agreement, AFN will file the proxy statement/prospectus with the SEC in connection with the approval of the transaction and the registration of company shares in the combination
Drop Dead Date
Merger must close by September 30, 2009
Break-Up Fee
$1.0 million during the “go shop” period; then $1.0 million plus other party’s fees and expenses not to exceed $1.0 million
Terms & Conditions of Merger Agreement

IV. Pro Forma Combined Company

Company Snapshots
AFN has no employees; Cohen is AFN’s external manager
Cohen provides substantial, highly scalable infrastructure, including investment, accounting, risk management, legal, compliance, and operations functions for AFN
Trading activities, new issue revenue,
base asset management fees, incentive
asset management fees, and gains and
losses on seed capital investments and
equity method affiliates
Net investment income from subordinated debt
financings, leveraged loans made to small and
mid-sized companies, and mortgage loans,
other real estate-related senior and
subordinated debt securities and RMBS
Revenue Streams
127 employees (as of 12-31-08) Does not have any employees; pursuant to the management agreement with its external
manager, Cohen, all executive officers are
employees of Cohen
Number of Employees
Philadelphia, New York, Chicago,
Washington DC, San Francisco, Paris,
London, Tokyo
Philadelphia Locations
$76.4 million $71.4 million (Net Investment Income) 1Q-3Q08 Net Revenue
$22.6 billion (as of 12-31-08) Investment portfolio AUM
Privately held company Publicly traded REIT (NYSE:AFN) Operating Structure
Investment firm specializing in credit
related fixed income investments with
three segments: capital markets, asset
management, and principal investing
Specialty finance company that invests in sub
debt, leveraged loans,  mortgage loans and
other real estate related securities
Description
Cohen AFN
Company Snapshots

Business Plan
Pursue asset management and
investment firm roll-up opportunities
Continue to build existing alternative
investment funds (Brigadier and
Deep Value I) and pursue launch of
new funds
Expansion of broker-dealer platform
in existing products:
Investment grade corps, MBS, ABS,
capital securities, structured credit
products
Expansion of broker-dealer platform
in new products:
European ABS / structured credit
products, whole loan trading, leverage
finance, private placement corps / ABS
Continue to evaluate incremental
“bolt-on” business opportunities
Finalize and execute
AFN/Cohen consolidation
Rationalize and integrate
operating platforms
Continue to build broker-dealer
platform
Continue to build existing
alternative investment funds
(Brigadier and Deep Value I)
We believe the combined company
will be well positioned to take
advantage of alternatives in the
corporate / asset credit management
arena upon market recovery
Pursue best in class model for fixed
income broker-dealer in new
environment
1 2 3
Near-Term Medium-Term Long-Term
0–6 months 6–24 months 24+ months

Company Overview
Employs 127 employees with extensive financial services and real estate industry experience with offices in Philadelphia,
New York, Chicago, Washington DC, San Francisco, Paris, London, and Tokyo
Managed in three operating segments:
We believe the new company will be a leading global investment firm specializing in credit related fixed income investments with approximately $23 billion in assets under management
Principal Investing
The Capital Markets Division will include
seven traders and 25 salespeople based in
New York, Chicago, London, San Francisco
and Washington, DC
Will trade a wide range of credit-based fixed
income securities including high grade
corporate bonds, asset-backed securities,
collateralized loan obligations, mortgage-
backed securities, trust preferred securities,
whole loans, and other structured finance
instruments.
Will focus on trading of credit-based fixed
income securities in which the Company has
a historically deep level of expertise, and
which represents a market that is thinly
served by larger firms; will also selectively
commit capital to enhance client trading
activities.
New Company
Asset Management
Will seed the investment vehicles that we
sponsor with proprietary capital:
Alternative Investment Funds:
Brigadier Hedge Fund $5 million
Deep Value Fund $15 million
Permanent Capital Vehicles $1 million
Will hold and manage AFN’s historical
investment portfolio
Will be a leading credit fixed income
investment manager with a range of
investment vehicles organized along asset
classes, including alternative investment
funds, permanent capital vehicles, and
structured credit vehicles.
Alternative Investment Funds:
Brigadier Hedge Fund $192 million
Deep Value Fund $112 million
Permanent Capital Vehicles $335 million
CDOs:
Corporate Loans   (1) $0.9 billion
Trust Preferred Securities  (23) $10.8 billion
Asset-Backed Securities  (16) $10.2 billion
TOTAL AUM $22.6 billion
Capital Markets
(Broker-Dealer)
Company Overview

Competitive Strengths
Management Arrangements Generate Recurring Fee Income – our base of relatively stable recurring fees will allow us to take advantage of market opportunities and grow our business.
Product Innovation and Diversity – we will successfully leverage our experience into new products across a range of sectors to maximize portfolio diversification, and effectively transitioned our asset management teams toward investment funds while building out our capital markets platform.
Client Relationships – we will maintain long-standing relationships with institutional investors.
Alignment with Our Investors – we will invest capital in each of our investment vehicles.
Comprehensive Platform – we will have the capabilities and infrastructure to originate, manage, structure, and trade credit related fixed income investments
Proprietary Operating Systems – our proprietary operations software will be designed with inherent flexibility to respond in real-time to changing client needs and to satisfy capacity for existing and new investment products and strategies.
Extensive Risk Management Expertise – we will employ sophisticated qualitative and quantitative institutional risk management systems to monitor and manage our exposure across business lines.
Efficient and Scalable Operations – our existing infrastructure will allow us to easily and quickly expand into new credit-based asset classes without incurring significant additional costs.
The new company will be positioned to take advantage of Cohen & Company’s competitive strengths to seek to grow its business and deliver superior returns to investors.

Growth Strategy
The new company expects to achieve its objectives through the following growth strategies
Enhance Capital Markets Capabilities – continue to build-out our sales and trading platform and increase production in existing and new products, as well as expand geographically and through our client relationships
Maintain Solid Performance – align our economic interests with those of our investors and deliver strong investment performance by devoting time and resources to effectively manage our investment vehicles
Opportunistically Pursue Acquisitions – continue to pursue revenue and earnings growth through a management contract roll-up strategy as turmoil in the industry continues unabated and many of our competitors in the asset management space may be considering selling assets or management contracts in order to raise capital
Capitalize on Reputation and Management Expertise – continue to draw upon the expertise of our professionals in each of our asset classes to create a comprehensive management platform, as well as using the strength of our reputation to attract talent and outside capital